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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the use of our report dated May 26, 1997 on the consolidated financial statements of United International Holdings, Inc. included in or made a part of this Form S-4 registration statement.

                                       ARTHUR ANDERSEN LLP



Denver, Colorado,
 February 27, 1998.